SCHEDULE 14A

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec.240.14a-12

STAR SCIENTIFIC, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

STAR SCIENTIFIC, INC.

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON December 14, 2007

To the Stockholders of Star Scientific, Inc.:

Notice is hereby given that the annual meeting of stockholders of Star Scientific, Inc., a Delaware corporation (the “Company”), will be held at the law firm of Latham & Watkins LLP, 555 Eleventh Street, NW, Washington D.C. 20004, on Friday, December 14, 2007, at 10:00 A.M., Eastern Standard Time (the “Annual Meeting”). The matters to be considered by stockholders at the Annual Meeting are:

1.	a proposal to elect directors to the Company’s Board of Directors for one-year terms;

2.	a proposal to approve an amendment to the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the total number of shares of common stock that the Company is authorized to issue from 100,000,000 to 135,000,000.

3.	a proposal to ratify the appointment of Aidman, Piser & Company, P.A., as the Company’s independent auditor to audit the Company’s 2007 financial statements; and

4.	to act upon such other matters as may properly come before the annual meeting or any adjournments or postponements of the Annual Meeting.

The foregoing matters are described in more detail in the accompanying Proxy Statement. In addition, financial and other information about the Company is contained in the accompanying Annual Report to Stockholders for the fiscal year ended December 31, 2006.

The Board of Directors has fixed the close of business on November 2, 2007, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting. Consequently, only stockholders of record at the close of business on November 2, 2007, will be entitled to notice of and to vote at the Annual Meeting. It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings. A Proxy Statement, proxy card and self-addressed envelope are enclosed. Whether or not you plan to attend the Annual Meeting in person, please complete, date and sign the proxy card. Return it promptly in the envelope provided, which requires no postage if mailed in the United States. If you are the record holder of your shares and you attend the meeting, you may withdraw your proxy and vote in person, if you so choose.

FOR ADMISSION TO THE MEETING, ALL STOCKHOLDERS SHOULD COME TO THE STOCKHOLDER CHECK-IN TABLE. THOSE WHO OWN SHARES IN THEIR OWN NAMES SHOULD PROVIDE IDENTIFICATION AND HAVE THEIR OWNERSHIP VERIFIED AGAINST THE LIST OF REGISTERED STOCKHOLDERS AS OF THE RECORD DATE. THOSE WHO HAVE BENEFICIAL OWNERSHIP OF STOCK THROUGH A BANK OR BROKER MUST BRING ACCOUNT STATEMENTS OR LETTERS FROM THEIR BANKS OR BROKERS INDICATING THAT THEY OWNED STAR SCIENTIFIC COMMON STOCK AS OF NOVEMBER 2, 2007. IN ORDER TO VOTE AT THE ANNUAL MEETING, BENEFICIAL OWNERS OF STOCK MUST BRING LEGAL PROXIES, WHICH THEY CAN OBTAIN ONLY FROM THEIR BROKERS OR BANKS.

By Order of the Board of Directors

Robert E. Pokusa
Secretary and General Counsel

Petersburg, Virginia

November 14, 2007

November 14, 2007

Dear Fellow Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the 2007 Annual Meeting of the stockholders of Star Scientific, Inc. to be held at the law firm of Latham & Watkins LLP, 555 Eleventh Street, NW, Washington D.C. 20004, on Friday, December 14, 2007, at 10:00 A.M., Eastern Standard Time. The matters to be considered by the stockholders at the Annual Meeting are described in detail in the accompanying materials.

IT IS IMPORTANT THAT YOU BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU ARE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON. Let me urge you to mark, sign and date your proxy card today and to return it in the envelope provided.

Sincerely,

Paul L. Perito
Chairman of the Board of Directors,
President and Chief Operating Officer

STAR SCIENTIFIC, INC.

16 SOUTH MARKET STREET

PETERSBURG, VIRGINIA 23803

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON December 14, 2007

This Proxy Statement and the accompanying proxy card and notice of annual meeting are provided in connection with the solicitation of proxies by and on behalf of the Board of Directors of Star Scientific, Inc., a Delaware corporation, for use at the annual meeting of stockholders to be held at the law firm of Latham & Watkins LLP, 555 Eleventh Street, NW, Washington D.C. 20004, on Friday, December 14, 2007, at 10:00 A.M., Eastern Standard Time, and any adjournments or postponements thereof (the “Annual Meeting”). “We,” “our,” “us,” “the Company” and “Star” each refer to Star Scientific, Inc. The mailing address of our principal executive office is 16 South Market Street, Petersburg, Virginia 23803. This Proxy Statement, the accompanying proxy card and the notice of Annual Meeting are first being mailed on or about November 14, 2007, to holders of record as of November 2, 2007, of our common stock, par value $0.0001 per share (“Common Stock”).

A proxy may confer discretionary authority to vote with respect to any matter presented at the Annual Meeting, except as set forth in the proxy and except for matters proposed by a stockholder who notifies the Company not later than the close of business on the fifteenth day following the day on which the Notice of Annual Meeting of Stockholders was mailed by the Company. At the date hereof, management has no knowledge of any business that will be presented for consideration at the Annual Meeting and which would be required to be set forth in this proxy statement or the related proxy card other than the matters set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented at the Annual Meeting for consideration, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their best judgment on such matter.

Matters to be Considered at the Annual Meeting

At the Annual Meeting, stockholders of the Company’s Common Stock will vote upon:

1.	a proposal to elect directors to the Company’s Board of Directors for one-year terms;

2.	a proposal to approve an amendment to the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the total number of shares of Common Stock that the Company is authorized to issue from 100,000,000 to 135,000,000;

3.	a proposal to ratify the appointment of Aidman, Piser & Company, P.A., as the Company’s independent auditor to audit the Company’s 2007 financial statements; and

4.	any other matters as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

VOTING SECURITIES

Record Date; Outstanding Shares; Shares Entitled to Vote

Our Board of Directors has fixed the close of business on November 2, 2007, as the record date (“Record Date”) for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, we had 81,487,715 shares of Common Stock issued and outstanding held by approximately 687 stockholders of record. We have no other class of voting securities outstanding.

Stockholders of record on the Record Date will be entitled to one vote per share of Common Stock on any matter that may properly come before the Annual Meeting and any adjournments or postponements of the meeting.

Quorum and Vote Required

The presence, in person or by duly executed proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the Annual Meeting is required in order to constitute a quorum. If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned or postponed to solicit additional proxies.

If a quorum is present, (1) the members of the Board of Directors must be elected by a plurality of votes properly cast at the Annual Meeting and (2) the proposals to amend the Certificate of Incorporation, ratify the appointment of Aidman, Piser & Company, P.A. as the Company’s independent auditor, and such other matters as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting must be approved by the affirmative vote of a majority of the votes properly cast at the Annual Meeting.

Voting; Proxies; Revocation

Proxies are being solicited on behalf of our Board of Directors. Shares of our Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting, and not revoked prior to or at the Annual Meeting, will be voted at the Annual Meeting, and at any adjournments, continuations or postponements of the Annual Meeting, in accordance with the instructions on the proxies.

If a proxy is duly executed and submitted without instructions, the shares of Common Stock represented by that proxy will be voted “FOR”:

1.	a proposal to elect directors to the Company’s Board of Directors for one-year terms;

2.	a proposal to approve an amendment to the Certificate of Incorporation to increase the total number of shares of Common Stock that the Company is authorized to issue from 100,000,000 to 135,000,000; and

3.	a proposal to ratify the appointment of Aidman, Piser & Company, P.A., as the Company’s independent auditor to audit the Company’s 2007 financial statements.

If other matters are properly presented at the Annual Meeting or any adjournment or postponement of the Annual Meeting, the persons named as proxies will vote in accordance with their best judgment with respect to those matters.

The person who executes a proxy may revoke it at, or before, the Annual Meeting by: (A) delivering to our Secretary a written notice of revocation of a previously delivered proxy bearing a later date than the proxy, (B) duly executing, dating and delivering to our Secretary a subsequent proxy, or (C) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy. Any written notice revoking a proxy should be delivered to Star Scientific, Inc., 16 South Market Street, Petersburg, Virginia, 23803. If your shares of Common Stock are held in a brokerage account, you must follow your broker’s instructions to revoke a proxy.

Abstentions and Broker Non-Votes

Broker non-votes occur when a nominee holding shares of voting securities for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner. Abstentions, withheld votes, and broker non-votes are included in determining whether a quorum is present but are not deemed a vote cast “For” or “Against” a given proposal, and therefore are not included in the tabulation of the voting results. As such, abstentions, withheld votes, and broker non-votes do not affect the voting results with respect to the election of directors or the issues requiring the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes will have the effect of a vote against the approval of any items requiring the affirmative vote of the holders of a majority or greater of the outstanding common stock present and entitled to vote at the Annual Meeting.

Proxy Solicitation

We are soliciting proxies for the Annual Meeting from our stockholders. We will bear the entire cost of soliciting proxies from our stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding Common Stock for the benefit of others so that such brokerage houses, fiduciaries and custodians may forward the solicitation materials to such beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their expenses in forwarding solicitation materials to those beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by our directors, officers or other regular employees of the Company. No additional compensation will be paid to our directors, officers or other regular employees for these services.

Business; Adjournments

We do not expect that any matter other than the proposals presented in this proxy statement will be brought before the Annual Meeting. However, if other matters are properly presented at the Annual Meeting or any adjournment or postponement of the Annual Meeting, the persons named as proxies will vote in accordance with their best judgment with respect to those matters.

If a quorum is not present at our Annual Meeting, the Annual Meeting may be adjourned or postponed until a quorum is present by the affirmative vote of a majority of the votes present in person or by proxy at the Annual Meeting. Any business may be transacted at the adjourned meeting which might have been transacted at the annual meeting originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. The Company does not currently intend to seek an adjournment of the Annual Meeting.

PROPOSAL 1:

ELECTION OF DIRECTORS

Seven directors are to be elected at the Annual Meeting to serve until the next annual meeting of the stockholders or until their respective successors are elected or appointed or until their earlier removal or resignation. Nominees for election to the Board of Directors shall be elected by a plurality of votes properly cast at the Annual Meeting.

The Board of Directors has no reason to believe that the persons listed below as nominees for directors will be unable or decline to serve if elected. In the event of death or disqualification of any nominee or the refusal or inability of any nominee to serve as a director, proxies cast for that nominee may be voted with discretionary authority for a substitute or substitutes as shall be designated by the Board of Directors.

The Board of Directors recommends that you vote “FOR” all of the nominees listed below.

Nominees for Election at the Annual Meeting

Set forth below is biographical information for each person nominated to the Board of Directors.

Christopher C. Chapman, Jr., M.D. Dr. Chapman, 55, has served as a member of the Board since September 22, 2005. Since it was founded in 1999, Dr. Chapman has served as Chairman and CEO of Chapman Pharmaceutical Consulting, Inc., which provides expert medical consultation on the development and management of domestic and global product development programs for biotech, pharmaceutical and medical device products. He was Senior Director of Medical Affairs with Quintiles/BRI, the largest contract research organization (CRO) in the U.S., from 1995-2000. In that capacity, Dr. Chapman had oversight responsibility for the support of new drug applications (NDA), clinical studies and device submissions to the FDA for approval. From 1992-1994, Dr. Chapman was Medical Director at Regeneron Pharmaceuticals. He currently serves as Chairman of the Chapman Pharmaceutical Health Foundation and is also a member of the Board of Directors of Biovest. Dr. Chapman is a graduate of the Georgetown University School of Medicine in Washington, DC.

Neil L. Chayet. Mr. Chayet, 68, has served as a member of the Board since September 2007. Mr. Chayet is President of Chayet Communications Group, Inc. Mr. Chayet has served as a visiting lecturer and adjunct professor for the Department of Psychiatry at Harvard Medical School, as well as the School of Dental Medicine and School of Veterinary Medicine at Tufts University. From 2002 until 2006, Mr. Chayet served as Chairman of the Massachusetts Mental Health Institute, Inc. He is a former member of the Research Grants Review Committee for the Studies of Narcotic Drug Abuse at the National Institute of Mental Health (NIMH), and was a delegate to the United Nations Conference on Psychotropic Substances and the Single Convention on Narcotic Drugs. Since 1976, Mr. Chayet has hosted a daily radio feature, “Looking at the Law,” which is syndicated by CBS, and he frequently lectures on topics related to the intersection of health sciences and the law. Mr. Chayet earned an undergraduate degree from Tufts University in 1960, and a law degree from Harvard Law School in 1963. In April 2007, Mr. Chayet received the Civic Achievement Award from the American Jewish Committee.

Marc D. Oken. Mr. Oken, 61, has served as a member of the Board since October 11, 2005. Mr. Oken is managing partner of Falfurrias Capital Partners, a private equity firm. In October 2005, Mr. Oken retired as Chief Financial Officer of Bank of America Corporation, a position he held since 2004. Prior to his appointment as Chief Financial Officer, Mr. Oken was Principal Financial Executive, a position he held since joining the bank in 1989. As Chief Financial Officer, Mr. Oken was responsible for finance, supply chain management, corporate treasury, corporate investments, corporate workplace, and investor relations. He served as the Transition Executive for the mergers with Fleet Boston Financial Corporation and credit card provider MBNA Corporation. From 1981 to 1983, he was a Fellow with the Securities and Exchange Commission, serving as principal advisor to the SEC’s chief accountant on matters relating to financial service industry accounting and disclosure. Mr. Oken was a partner with Price Waterhouse and was associated with that firm from 1974 to 1981 and 1983 to

1989. Mr. Oken currently serves as a member of the Board of Directors of Marsh & McLennan Companies, Inc., and Sonoco and is Chairman of the Board of Bojangles’ Restaurants. He is the past chairman of the board of trustees of the Mint Museum of Art in Charlotte and the Charlotte Symphony Orchestra, and a member of the board of trustees of the Charlotte Country Day School and the North Carolina Museum of Art Foundation. Mr. Oken earned an undergraduate degree in business administration in 1968 from Loyola College in Baltimore, Maryland, and a master’s degree in business administration in 1973 from the University of West Florida. He is a Vietnam veteran who served as a U.S. Navy aviator from 1968 to 1973.

Paul L. Perito. Mr. Perito, 70, is the Company’s Chairman, President, and Chief Operating Officer. He has served as Chairman of the Company since August 2000, as a director of the Company since December 1999, and as the Company’s President and Chief Operating Officer since November 1999. Mr. Perito served as the Company’s Executive Vice President, General Counsel, and Chief Ethics Officer from June 1999 through November 1999. Previously, Mr. Perito was a senior partner in the law firm of Paul, Hastings, Janofsky & Walker LLP (“PHJ&W”) from July 1991 until June 1999 when he became a senior counsel to the firm at the time he joined the Company. Mr. Perito resigned his position as senior counsel to PHJ&W as of March 31, 2001, after serving as National Co-Chair of the White Collar Corporate Defense Practice Group at PHJ&W since 1991, and Chair of the Litigation Department in that firm’s Washington, D.C. office since 1995. Prior to his re-entry into private practice, he served as Chief Counsel and Deputy Director of the White House Special Action Office on Drug Abuse Prevention from 1971 to 1973. Mr. Perito was confirmed by the Senate for that position in March 1972. From 1970 to 1971, Mr. Perito served as Chief Counsel and Staff Director to the U.S. House of Representatives Select Committee on Crime. Immediately prior to serving the Congress, Mr. Perito was an Assistant United States Attorney in the Southern District of New York, U.S. Department of Justice from 1966 to 1970. Mr. Perito graduated from Tufts University, Magna Cum Laude and Phi Beta Kappa, and from the Harvard Law School. Mr. Perito was a Rotary International Scholar at the Victoria University of Manchester in Manchester, England, and in Lund University, Lund, Sweden, in P.P.E. in 1960-61 before entering Harvard Law School. Mr. Perito graduated from Harvard Law School (LLB/JD), as an Edward John Noble Scholar, in 1964 and was thereafter admitted to the Bar of the Commonwealth of Massachusetts. He is also a member of the District of Columbia Bar and is admitted to practice in numerous federal District Courts, Courts of Appeal, and the United States Supreme Court. Mr. Perito is the President of the Harvard Law School Association of the District of Columbia, a member of the Executive Committee of the Harvard Law School Association, and Secretary to the Harvard Law School Association. He is Chairman of the Harvard Law School Class of 1964 Reunion and Fund Committees, Co-Chair of the World Alumni Congress 2006-2007, and Class Agent for the Harvard Law School Fund 2006-2007. Also, Mr. Perito is a member of the International Board of Overseers of Tufts University, a member of the Board of Georgetown Visitation Preparatory School in Washington, D.C., and Chairman of Corporate Risk Advisors.

Leo S. Tonkin. Mr. Tonkin, 70, has served as a director of the Company since October 1998. He established the Washington Workshops Foundation in 1967, and has served as Founding Director since that time. Since 1999 he also has served as President and Director of Travel Seminars, Inc. He served as a member of the White House Conference on Youth in 1971, Special Assistant to the Chairman of the U.S. House of Representatives Select Committee on Crime, Legal Consultant to the U.S. House of Representatives Higher Education Subcommittee, Minority Counsel to the U.S. House of Representatives Select Committee on Government Research and Executive Director of the Commissioners’ Council on Higher Education in Washington, D.C. He has served as Chairman of the Board of Trustees of St. Thomas Aquinas College and as a Board member of Southeastern University and Immaculata College. He is a vice president of the London, England Federation of Youth Clubs and is an advisor to the Retinitis Pigmentosa Foundation in California. Mr. Tonkin is a graduate of Johns Hopkins University and received his law degree from Harvard Law School. He holds an honorary Doctor of Pedagogy degree from St. Thomas Aquinas College and the State University of New York.

Alan Weichselbaum. Mr. Weichselbaum, 43, has served as a member of the Board since September 2007. In October 2005, Mr. Weichselbaum founded Gimmel Partners, LP, an asset management firm in New York, New York, where he currently serves as Chairman and General Partner. Since 1993, Mr. Weichselbaum has worked with both hedge funds and asset management firms in the area of small-cap equities. After receiving an MBA in finance from New York University in 1990, Mr. Weichselbaum spent three years with Philip Morris Capital Corporation, where he was a Manager of Financial Planning and Analysis. From 1986 to 1989, Mr. Weichselbaum was an audit and tax consultant for the small business division at PricewaterhouseCoopers LLP. He is a member of the board and former president of the Young Israel of Lawrence, Cedarhurst, New York, as well as a member of the board of directors of Tony Power, a therapeutic writing center for youth, in New York. Mr. Weichselbaum, a certified public accountant, received an undergraduate degree in accounting with honors from Queens College in 1986.

Jonnie R. Williams. Mr. Williams, 52, has served as the Company’s Chief Executive Officer since November 1999 and has served as a director of the Company since 1998. Mr. Williams was one of the original founders of Star Tobacco, Inc. (“Star Tobacco”) and served as Chief Operating Officer (“COO”), and Executive Vice President (“EVP”) until July 1999. On July 1, 1999, in order to concentrate upon the expanding demands of the Company’s sales and new product development, Mr. Williams resigned as COO and EVP to assume the primary responsibilities of Director of Product Development and Sales. Mr. Williams, a principal stockholder of the Company, is also the inventor of the StarCured® tobacco curing process for preventing or significantly retarding the formation of tobacco specific nitrosamines (“TSNAs”) in tobacco and tobacco smoke. Mr. Williams has been involved in venture capital start-up bio-tech companies for over a decade where he has been either a major shareholder or a co-founder of the following companies: LaserSight, LaserVision and VISX. Mr. Williams is also one of the owners of Regent Court Technologies LLC and is a principal in Jonnie Williams Venture Capital Corp.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

The Board of Directors

Our Board of Directors held nine meetings during 2006. In 2006, each of the then current directors attended the 2006 Annual Meeting of Stockholders and, except for one meeting where one director was absent, all meetings of the Board of Directors, and each member of a committee of the Board of Directors attended 100% of the committee’s meetings during the period he served thereon. All directors are expected to attend each meeting of the Board of Directors, the meetings of the committees on which they serve, and are also encouraged to attend the Annual Meeting of Stockholders.

Although the Company has not to date developed a formal process whereby stockholders can communicate directly with members of the Board of Directors, we believe that the informal process whereby stockholders communicate with the Company’s Secretary, who subsequently relays such communications to the Board of Directors, has adequately served the stockholders’ needs with regard to communications with the Board of Directors. In light of the recently adopted SEC disclosure requirements relating to stockholder communication with the Board of Directors, the Board of Directors may consider developing more formal procedures to facilitate such a dialog. Until such time, however, any communications intended for the Board of Directors should be sent to it in care of the Secretary.

In September 2007, the Board of Directors elected two new directors to the Board, Neil Chayet, Esq., and Alan Weichselbaum. Both Messrs. Chayet and Weichselbaum will stand for reelection at the Annual Meeting.

In September 2007, David Vorhoff formally resigned from the Company’s Board of Directors after two years of service to accommodate his expanded duties and obligations as President of the investment banking firm, McColl Partners.

If the nominees for the Board of Directors are duly elected at the Annual Meeting, then Christopher C. Chapman, Jr., Neil Chayet, Marc D. Oken, Leo S. Tonkin, and Alan Weichselbaum will each serve as an independent director as the term is defined in rules applicable to the NASDAQ Global Market.

The Committees of the Board of Directors

The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Nominating Committee.

Audit Committee. The Audit Committee consists of Marc D. Oken, who serves as the Chair, Leo S. Tonkin, Alan Weichselbaum, and Christopher C. Chapman, Jr. Each of Messrs. Oken, Tonkin, Weichselbaum, and Chapman qualify as independent directors under the NASDAQ Rules.

The Audit Committee met twelve times during 2006. The Audit Committee and the Board of Directors have adopted a charter for the Audit Committee setting forth the structure, powers and responsibilities of the Audit Committee. A copy of Audit Committee Charter is attached as Appendix A to this Proxy Statement. Pursuant to the charter, the Audit Committee is comprised of at least three members appointed by the Board of Directors, each of whom satisfies the NASDAQ membership requirements of independence and financial literacy. Our Audit Committee has determined that Mr. Oken is an audit committee financial expert as that term is defined under the Securities Exchange Act of 1934. Under its charter, the responsibilities of the Audit Committee include:

•	reviewing and recommending to the Board of Directors annually the selection of the independent auditors;

•	reviewing and discussing with management significant accounting matters;

•

discussing with the independent auditors the conduct of the audit, the adequacy and effectiveness of the Company’s accounting and financial controls and the written disclosures required by Independence Standards Board Standard 1 regarding auditor independence;

•	approving the audited financial statements of the Company to be included in the Company’s Annual Report on Form 10-K; and

•	pre-approving all audit and non-audit services and fees associated with the Company’s independent auditors.

The Compensation Committee. The Compensation Committee consists of Dr. Chapman, who serves as the Chair, and Messrs. Chayet, and Tonkin. As stated previously, each of Messrs. Chapman, Chayet, and Tonkin qualify as independent directors within the meaning of the NASDAQ listing requirements.

The Compensation Committee is responsible for:

•

recommending to the Board of Directors salaries, bonuses and other forms of compensation for executive officers of the Company, including without limitation stock options, restricted shares, and other forms of equity compensation;

•	considering and adopting changes in the Company’s compensation structure as applicable to all non-executive officer employees, including, but not limited to, salaries and benefits;

•	recommending to the Board of Directors changes in director compensation;

•

performing such duties and exercising such authority as may be assigned to a committee of the Board, under the terms of the Company’s 1998 Stock Option Plan, the 2000 Equity Incentive Plan, and 2000 Performance Bonus Plan; and

•	performing such other duties and exercising such other authority as may be assigned from time to time to the Committee by the Board of Directors.

The Compensation Committee met four times during 2006. A copy of the Compensation Committee Charter is attached as Appendix B to this Proxy Statement.

The Nominating Committee. The Nominating Committee consists of Messrs. Chapman and Tonkin, each of whom qualify as independent directors under the listing standards of the NASDAQ Global Market. The Nominating Committee was formed in January 2002 and met one time in 2006. The Board of Directors has adopted a charter for the Nominating Committee, setting forth the structure, powers, and responsibilities of the Nominating Committee. A copy of the Nominating Committee Charter is attached as Appendix C to this Proxy Statement. The Nominating Committee has the authority to nominate persons to stand for election to the Board of Directors. The Nominating Committee may consider the following criteria, as well as any other factors the Committee deems appropriate, in recommending candidates for election to the Board of Directors: (1) personal and professional integrity; (ii) business judgment; (iii) experience in management and in the Company’s industry; (iv) experience as a board member of another publicly held company; and (v) academic expertise in an area of the Company’s operations. The Nominating Committee will also consider stockholder suggestions for nominees for director, although there are no formal procedures for stockholders to nominate persons to serve as directors.

Board of Directors Compensation

In compensating Directors, the Company has sought to use a combination of payments for participation in Director and Committee meetings and initial and anniversary stock option grants. The combination of payments for meeting attendance and stock option grants is intended to motivate and align the interest of the Directors with that of the Company. Also, given the mission of the Company as a disruptive force in the tobacco industry, the Company has sought to use the combination of payments to Directors for attendance at meetings and stock option grants to attract Directors who have particular skills and expertise that would complement the Company’s mission, particularly in the area of finance, new product development, medical research, and other health-related areas.

Each independent director of the Company, as so classified by the Board of Directors (“Independent Directors”), is granted a stock option to purchase up to 50,000 shares of Common Stock on the date such Independent Director is first elected to the Board of Directors, vesting in equal installments on each of the first two anniversaries of the date of grant. As an annual retainer, each Independent Director additionally receives a stock option to purchase up to 50,000 shares of Common Stock granted on each anniversary of such Independent Director’s initial election to the Board of Directors, exercisable immediately. Each stock option granted to an Independent Director under the Company’s 2000 Equity Incentive Plan will be exercisable at a price equal to the fair market value of the Common Stock on the date of grant (as determined in accordance with the Plan).

Each Independent Director also receives a payment of $4,500 for his participation in each meeting of the Board of Directors and any committee meeting attended personally and $3,500 for his participation in each meeting of the Board of Directors and any committee meeting attended telephonically, subject to a cap of $6,000 for multiple in-person or telephonic meetings on the same day. Additionally, the chairman of the Audit Committee is to receive a separate fee of $20,000 per year for services in that capacity, although the fee has been waived in the past.

If Dr. Chapman, Mr. Chayet, Mr. Oken, Mr. Tonkin, and Mr. Weichselbaum are duly elected at the Annual Meeting, they will be designated as Independent Directors. The designation of independence by the Company is intended solely for the purpose of clarifying which directors are entitled to compensation for their services as directors. Directors not designated as Independent Directors generally are those who in the past have been, or currently are being, compensated by the Company for other services rendered, or who have waived their right to receive director compensation. Directors who are employees receive compensation in their capacity as Company employees but do not receive any compensation for board or committee meetings, nor do they receive the “options package” made available to individuals serving as Independent Directors.

The following table sets forth, for the Company’s Independent Directors, certain information regarding fees earned and equity awards granted during the year ended December 31, 2006.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)	Total ($)
Ambassador Gerald P. Carmen (1)	$95,000	$198,900	$293,900
Christopher C. Chapman, MD	104,500	105,500	210,000
Marc D. Oken	31,500	124,500	156,000
Leo S. Tonkin, Esquire	105,500	136,500	242,000
David C. Vorhoff	35,000	124,500	159,500

(1)	Ambassador Carmen did not stand for reelection to the Board of Directors at the 2006 Annual Meetings and his term expired at the 2006 Annual Meeting.
(2)	Reflects the aggregate expense recognized for financial statement reporting purposes in 2006, disregarding the purposes of forfeitures related to vesting conditions, in accordance with the Financial Accounting Standards Board’s Statement of Financial Accounting Standards No. 123(R), Share-Based Payment, for stock option awards granted in 2006 and 2005 for which we continue to recognize expense based on vesting. We amortize the expense for the grant date fair value of the stock option awards over the vesting period set forth in the agreement. In determining the estimated fair value of our stock option awards as of the grant date, we used the Black-Scholes option-pricing model and the assumptions set forth in Note 9 to our consolidated financial statements as reported in our Form 10-K for the year ended December 31, 2006.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of November 2, 2007, certain information with respect to the beneficial ownership of Common Stock by each beneficial owner of more than 5% of the Company’s voting securities, each director and each Named Executive Officer and all directors and executive officers of the Company as a group, except as qualified by the information set forth in the notes to this table. As of November 2, 2007, there were 81,487,715 shares of the Company’s common stock issued and outstanding.

Name	Shares Beneficially Owned(1)	Percentage Owned(2)

Jonnie R. Williams(3)	16,697,119	20.5%

Kathleen M. O’Donnell as Trustee for Irrevocable Trust #1 FBO(4)	7,618,362	9.3%
Francis E. O’Donnell, Jr., M.D. and the Francis E. O’Donnell, Jr.
Descendants’ Trust 709 The Hamptons Lane Chesterfield, MO 63017

Joseph L. Schwarz (5)	6,111,632	7.2%

Paul L. Perito(6) 7475 Wisconsin Ave, Suite 850 Bethesda, MD 20814	2,780,000	3.4%

David M. Dean(7)	602,842	*

Leo S. Tonkin(8)	425,000	*

Robert E. Pokusa(9) 7475 Wisconsin Ave, Suite 850 Bethesda, MD 20814	289,199	*

Sheldon L. Bogaz(10)	281,957	*

Marc D. Oken(11)	270,000	*

Christopher C. Chapman, Jr., M.D.(12)	150,000	*

Park A. Dodd(13)	90,000	*

Neil Chayet(14)	26,200	*

Alan Weichselbaum	—	—

All Directors, Executive Officers and Officers (11 Persons)	21,208,017	24.3%

*	Denotes less than 1% beneficial ownership.
(1)	Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person holding such securities, but not deemed outstanding for purposes of computing the percentage ownership of any other person. Except as indicated, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of voting stock shown as beneficially owned by them. Unless otherwise noted, the address for each of the above persons is c/o Star Scientific, Inc., 16 South Market Street, Petersburg, Virginia 23803.
(2)	The “Percentage Owned” calculations are based on the outstanding shares of common stock as of November 2, 2007.

(3)	Includes 15,597,119 shares held by Mr. Williams. Also includes 1,100,000 shares held by Regent Court of which Mr. Williams shares voting and investment power.
(4)	Includes 5,350,000 shares owned by a trust for the benefit of Francis E. O’Donnell, Jr., M.D., over which Kathleen O’Donnell, as trustee, has sole voting and investment power, and 2,268,362 shares owned by a trust for the benefit of Dr. O’Donnell’s children over which Mrs. O’Donnell, as trustee, has sole voting and investment power. Excludes 400,000 shares owned by Hopkins Capital Group II, LLC, 200,000 shares owned by Hopkins Capital Group III, LLC, and 200,000 shares owned by Hopkins Capital Group IV, LLC, each of which is a wholly owned affiliate of Irrevocable Trust #1.
(5)	Includes 1,180,000 shares and 1,250,000 shares issuable upon exercise of warrants held by Mr. Schwarz. Also includes 1,981,632 shares and 1,700,000 shares issuable upon exercise of warrants held by Pershing LLC. Pershing LLC acquired the shares and the warrants on behalf of Joseph L. Schwarz Roth IRA and disclaims beneficial ownership of the securities.
(6)	Includes 1,731,000 shares held by Mr. Perito, 1,000,000 shares which Mr. Perito has the right to acquire upon exercise of stock options, and an aggregate of 49,000 shares held by his children or in trust for the benefit of his children, of which Mr. Perito disclaims beneficial ownership.
(7)	Includes 251,742 shares held by Mr. Dean, 350,000 shares that Mr. Dean has the right to acquire upon exercise of stock options, and 1,100 shares owned by Mr. Dean’s spouse.
(8)	Includes 375,000 shares that Mr. Tonkin has the right to acquire upon exercise of stock options, and 50,000 shares that Mr. Tonkin will have the right to acquire upon exercise of an anniversary stock option grant to be issued on November 20, 2007.
(9)	Includes 39,199 shares held by Mr. Pokusa and 250,000 shares that Mr. Pokusa has the right to acquire upon exercise of stock options.
(10)	Includes 31,957 shares held by Mr. Bogaz and 250,000 shares that Mr. Bogaz has the right to acquire upon exercise of stock options.
(11)	Includes 120,000 shares held by Mr. Oken and 150,000 shares that Mr. Oken has the right to acquire upon exercise of stock options.
(12)	Includes 150,000 shares that Mr. Chapman has the right to acquire upon exercise of stock options.
(13)	Includes 90,000 shares that Mr. Dodd has the right to acquire upon exercise of stock options.
(14)	Includes 26,200 shares which Mr. Chayet has the right to acquire upon exercise of stock options.

EXECUTIVE OFFICERS

Set forth below is biographical information for each executive officer of the Company who is not also a director.

Sheldon L. Bogaz. Mr. Bogaz, 41, has served as Vice President of Trade Operations of Star Tobacco, the Company’s wholly-owned subsidiary, since October 2000 and is responsible for managing customer relationships, developing new business, and formulating and implementing pricing and trade programs. He served as the Vice President of Sales and Trade Operations of the Company from September 1995 to October 2000. Prior to joining the Company in 1995, Mr. Bogaz served as a Commercial Lender with NationsBank from 1992 to 1995. He holds a Bachelor of Science Degree in Business Administration from Virginia Commonwealth University.

David M. Dean. Mr. Dean, 47, has served as Vice President of Sales and Marketing of the Company since November 1999. From 1998 to October 1999, he served as a Principal of Group Insurance Concepts of Virginia, L.L.C., an employee benefits consulting firm and an affiliate of Northwestern Mutual. From 1984 to 1998, Mr. Dean was employed with Trigon Blue Cross/Blue Shield in Richmond, Virginia, where he held a variety of executive positions over a 14 year period, including Vice President of the Eastern Region from 1994 to 1996, Vice President of Sales from 1996 to 1997, and Vice President of Sales and Account Management for the Eastern and Western Regions from 1997 to 1998. Trigon Blue Cross/Blue Shield was the largest health insurer in Virginia and was purchased during 2002 by Anthem. Mr. Dean is a graduate of Elon College.

Paul H. Lamb, III. Mr. Lamb, 74, served as President of Star Tobacco from 1990 to 1994 and since 1998. He also has served as a director of Star Tobacco since 1990. He served as a consultant to the Company from 1994 until assuming his current position in December 1998. From 1986 to 1990, Mr. Lamb founded and operated Lamb Services, Ltd., an engineering consulting firm, and from 1958 to 1986 he was employed with Brown & Williamson Tobacco Corporation where he held a variety of engineering positions. Mr. Lamb served as a director of the Southside Regional Medical Center in Petersburg, Virginia, for twenty-six years. Mr. Lamb graduated from Virginia Military Institute (VMI) with a degree in civil engineering.

Park A. Dodd, III. Mr. Dodd, 54, has served as the Company’s Chief Financial Officer, Treasurer, and Assistant Secretary since October 2007. Mr. Dodd is a licensed certified public accountant who was a special advisor to Star since May 2007. Mr. Dodd’s experience includes a thirty-year career in strategic financial planning and accounting. From 1980 to 2000 he held a number of management positions with Philip Morris, Inc. with increasing responsibilities in accounting and reporting, business decision support, financial planning and analysis during that time, including his service as Senior Manager and Director of Financial Planning and Analysis from 1992 to 1998 and Director of Finance Reengineering and Technology Upgrade from 1998 to 2000. Mr. Dodd was special advisor to the Chief Financial Officer of the United States Olympic Committee during 2000, and from 2001 to 2005 he served as Director in Accounting and Reporting of Capital One Financial Corporation in Richmond, Virginia. In 2005, Mr. Dodd joined Tatum, LLC, a national executive services firm that specializes in providing interim financial leadership to client organizations. Mr. Dodd received an undergraduate degree in Accounting from Virginia Tech in 1975 and an MBA from Virginia Commonwealth University in 1986.

Robert E. Pokusa. Mr. Pokusa, 56, has served as General Counsel of the Company since March 2001. From 1991 to March 2001, he was associated with Paul, Hastings, Janofsky & Walker LLP during which time he worked on a number of matters for the Company and concentrated his practice in the areas of complex civil litigation and administrative law. From 1980 to 1991, Mr. Pokusa was associated with the law firms of Perito, Duerk & Carlson; Finley, Kumble, Wagner, Hiney, Underburg, Manley, Meyerson & Casey; and Washington, Perito and Dubuc. Mr. Pokusa received his Bachelor of Arts Degree from Montclair State University and his law degree from The American University, Washington College of Law. He is a member of the Virginia and District of Columbia bars.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The mission of Star has been, and continues to be, to reduce the range of serious health hazards associated with the use of smoked and smokeless tobacco products by reducing the toxins in the tobacco leaf; offering less toxic alternatives to traditional tobacco products; demonstrating the viability of its less toxic tobacco technology; and sublicensing that technology to the tobacco industry. That mission has been a principal driver in the Company’s decisions regarding the determination of total compensation for its senior executives, as well as the compensation for members of its Board of Directors and consultants who have been retained to assist the Company in these long-term objectives. As part of its mission, the Company has sought to effect a major shift in the way tobacco is grown and cured, as well as in the use of tobacco products generally.

In its structure and functioning, the Company’s goal has been to act as a disruptive force in the tobacco industry, and to challenge many of what it believes are preconceived assumptions that have governed the manufacture and sale of tobacco products over a number of decades. As it has worked to achieve these objectives, the Company used its existing cigarette business as a platform to provide a base of financial support for its intellectual property, licensing and development initiatives, and as a demonstration vehicle for the manufacture and sale of a range of low-TSNA tobacco products. Recently, the Company licensed three of its cigarette trademarks, G-SMOKE®, MAINSTREET®, and SPORT® on an exclusive basis in return for licensing fees to be recovered over the term of the license agreement, and as of June 2007 is concentrating tobacco operations on the sale of its dissolvable low-TSNA smokeless tobacco products, ARIVA® and STONEWALL Hard Snuff®. The Company also has sought to develop a sophisticated superstructure for a technology-based, innovative tobacco company that could interact at all levels of the government, regulatory, medical and industrial sectors on a broad range of issues relating to the health impact of tobacco, and the regulation of emerging forms of potentially less hazardous tobacco products including the development of tobacco based pharmaceutical products. To achieve this objective, the Company sought a Chief Executive Officer (“CEO”) in 1999 who could oversee the Company’s existing business and facilitate the kind of capital fundraising and investor support necessary to promote an aggressive and far-ranging approach to the issues facing the tobacco industry. At the same time, the Company made efforts to identify and hire a President and Chief Operating Officer (“COO”) with a substantial legislative, regulatory and litigation background and who had relationships with the relevant scientific and research communities that are critical to the Company’s goals and objectives. The Company felt that this individual should be able to coordinate the Company’s intellectual property and litigation efforts, interact at the highest levels of the federal government on a wide variety of health and legal issues involved in the regulation of tobacco products, and be in a position to enlist other individuals as employees and consultants to assist in those initiatives. The Company also worked to staff key executive positions in sales and marketing, finance, legal, investor relations, and medical research with individuals who would complement the Company’s most senior management and provide a level of expertise that would minimize the need to procure those services through external third parties.

Because Star set out to be a force for change in the tobacco industry, the Company understood that it needed to be able to attract and maintain a high caliber group of executives to further these goals and objectives. The mission of Star has been not merely to operate a successful cigarette or smokeless tobacco company, but to challenge and transform the constructs relating to cigarettes and tobacco use generally. In this respect, the Company’s long-term focus has been, and continues to be, the research, development, and sale of products, particularly very low-TSNA smokeless tobacco products, that expose adult tobacco users to lower levels of toxins. The Company also continues to focus on the licensing of its low-TSNA technology.

Compensation Objectives

In establishing compensation for the Company’s executive officers, the Company has sought to:

•	attract and retain individuals of superior ability and managerial talent;

•	ensure that the compensation for senior executive officers is aligned with the Company’s corporate strategies, business objectives and long term interests; and

•	enhance the incentive of the Company’s executive officers to maximize shareholder value by providing opportunities for direct ownership in the Company through awards of stock options and stock grants.

Over the last several years the Company has experienced operating losses on a yearly basis, and accordingly, the Company has chosen to limit compensation of its executive officers to base salary and benefits. Thus, except for nominal amounts, no bonuses have been paid to executive officers since 2002. In addition the Company has not issued any stock options or stock grants to its executive officers since 2002, except as noted below in the case of Park A. Dodd, III.

The determination of base salary has been driven primarily by considerations relating to the ability to attract and retain individuals who could help the Company carry out its long-term objective to act as a catalyst for significant change in the tobacco industry. This also has involved an assessment of the Company’s progress in obtaining and protecting the intellectual property to which it is the exclusive licensee; the success of its ongoing patent litigation against RJR; success in introducing new low-TSNA smokeless tobacco products to the market; and its success in generating increased awareness of the differences in toxicity among various forms of tobacco products. Given its unique position as a force for change in the tobacco industry, the Company has not used benchmarks from that industry in setting compensation levels for its most senior executives, since the unique nature of its business does not easily lead itself to comparisons with industry indices. Instead, the Compensation Committee has informally considered general market information for similar senior level executives in setting base compensation. Also, the company considers other factors such as the seniority of its senior executives, for newer hires, the executive’s base salary at his prior place of employment and the availability of other well-qualified candidates that would be available to carry out the Company’s goals and objectives.

The Compensation Committee is provided the primary authority to determine and recommend the compensation awards available to the Company’s executive officers. To aid the Compensation Committee in making its determinations, the CEO and COO provide recommendations, as appropriate, regarding compensation of all executive officers including themselves.

In 2006, the base salary for each of the Company’s named executive officers, except Sheldon Bogaz, was set in accordance with the terms of contracts that were entered into in 2005 or that were entered into in earlier years and which have been continued on a month-to-month basis. In Mr. Bogaz’s case, his salary is based on (1) his technical expertise and prior contributions to the Company; (2) the market and economic performance of the Company; and (3) prevailing employment market considerations.

Discretionary Equity Incentive Awards

The Company’s executive officers, along with the Company’s other employees, are eligible to participate in the award of stock options or restricted stock grants under the Company’s 1998 Stock Option Plan and its 2000 Equity Incentive Plan. In October 2007 Park A. Dodd, III was granted options to purchase up to 250,000 shares of our common stock in connection with his appointment to the position of Chief Financial Officer, Treasurer and Assistant Secretary of the Company. 90,000 of these options vested on October 10, 2007 and an additional 80,000 vest on each of October 10, 2008 and 2009. This level of option grant is similar in level to grants made to other executive officers of the Company upon their commencement of employment with the Company.

Benefits Plans

In order to attract and retain individuals who are capable of carrying out and enhancing the Company’s mission, the Company has provided certain benefits and perquisites to its senior executives that are comparable to those generally available to senior management in other similarly situated companies and were available to those executives in previous positions. In the case of our CEO, COO, and General Counsel, these have included the following:

•	reimbursement for life insurance coverage in the amount of $5 million for the Company’s CEO and COO and $1 million for the Company’s General Counsel;

•	additional disability insurance of the CEO, COO, and General Counsel;

•	a Company automobile and reimbursement for all costs associated with the operation of the automobile for the Company’s CEO and COO;

•	monthly or annual club membership dues for the Company’s CEO and COO;

•	a mobile phone and phone costs; and

•	reimbursement for the cost of outside counsel retained by the CEO and/or COO in connection with advice and counsel related to the negotiation, drafting, and execution of their employment agreements.

Other senior executives have received a combination of these types of perquisites, depending on their job function, prior compensation packages, and overall compensation levels.

Severance Arrangements

The Company has previously entered into employment agreements with its named executive officers that provide for severance benefits under certain circumstances. Messrs. Williams, and Perito’s agreements expired in 2007 and Mr. Dean’s was modified in 2003 so that no severance is payable to these executive’s upon termination of their employment.

Under the terms of Mr. Pokusa’s employment agreement with the Company, he is entitled to an annual salary of $385,000, but he is currently employed on a month-to-month basis. Pursuant to the terms of this employment agreement, Mr. Pokusa is entitled to severance payments equal to six months salary in the event of his termination without cause.

The Company is a party to an employment agreement with Mr. Dodd which pays him a per diem rate of $1,200 and pays Tatum, LLC $300 per day to cover Mr. Dodd’s benefits and costs. Mr. Dodd is not entitled to severance payments under the terms of this employment agreement.

Pursuant to the terms of an October 10, 2007, agreement with the Company, Mr. Miller, the Company’s former CFO, is entitled to salary continuation payments for six months for a total of $112,500, and he agreed to provide limited consulting services to the Company for three years, if requested. Additionally, pursuant to this agreement, the Company agreed to extend the option exercise period for Mr. Miller’s options through the lesser of the period of the original option grants and three years. Generally the Company’s stock option agreements provide that upon resignation the grantee would have a three-month period within which to exercise any options.

Prior to their expiration in 2007, under the terms of their employment agreements Messrs. Williams and Perito were entitled to the payment of all salary, benefits, bonuses, and other compensation that would be due under their agreement through the end of its term in the event the agreement was terminated without cause or for Good Reason, as defined in the agreement. In the event of death or disability, Messrs. Williams and Perito also were entitled to all salary and benefits, but not bonuses through the term of the agreements.

Prior to the termination of his employment agreement, Mr. Miller was paid an annual salary of $225,000 under the agreement. In addition, he was entitled to a severance payment equal to six months salary on the termination of his employment without cause.

Change of Control Arrangements

Under the employment agreement with Mr. Dean, the Company’s Vice President of Sales and Marketing, in the event of the sale of Star Tobacco, Inc., the Company’s wholly owned subsidiary (“Star Tobacco”), he could terminate the employment agreement for good reason, if he does not accept the position of President and Chief Operating Officer of Star Tobacco.

Compensation Committee Report

The Compensation Committee held four meetings during the fiscal year ended December 31, 2006. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon such review, the related discussions and such other matters deemed relevant and appropriate by the Compensation Committee, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Report.

Christopher C. Chapman, M.D. (Chairman)

Leo S. Tonkin, Esquire

Neil Chayet, Esquire

Compensation of Executive Officers

The following table summarizes the compensation paid to the Chief Executive Officer and each of the Company’s five other most highly compensated executive officers or key employees (the “Named Executives”) employed by the Company as of December 31, 2006, for services rendered in all capacities to the Company and its subsidiary.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)		Total ($)
Jonnie R. Williams Chief Executive Officer	2006	1,000,000	—	92,346	(1)	1,092,346

Christopher G. Miller Chief Financial Officer	2006	225,000	—	12,279	(2)	237,279

Paul L. Perito Chairman, President and Chief Operating Officer	2006	1,000,000	—	86,672	(3)	1,086,672

David M. Dean Vice President of Sales and Marketing	2006	295,054	1,500	4,881		301,435

Sheldon L. Bogaz Vice President, ST	2006	155,000	1,500	10,539	(4)	167,039

Robert E. Pokusa General Counsel	2006	385,000	1,500	16,325	(5)	402,825

(1)	Represents $41,393 in automobile expenses and $50,953 in insurance premiums.
(2)	Represents $5,412 in automobile expenses and $6,867 in insurance premiums.
(3)	Represents $34,088 in automobile expenses and $52,584 in insurance premiums.
(4)	Represents automobile expenses and $6,750 in matching contributions by the Company under the 401(k) Plan.
(5)	Represents insurance premiums and $11,105 of matching contributions by the Company under the 401(k) Plan

Grants of Plan Based Awards

There were no equity or non-equity plan grants made to the Named Executives during the year ended December 31, 2006. As a result, we have not included a table showing such grants.

Outstanding Equity Awards at Fiscal Year End

The following table provides information regarding the stock options held by the Named Executives as of December 31, 2006, including the unexercised and unvested stock option awards. Named Executives did not hold any stock awards as of December 31, 2006. All stock options were fully vested as of December 31, 2006.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date
Jonnie R. Williams	—	—	—
Christopher G. Miller	250,000	$1.81	3/15/11
	50,000	$4.00	10/5/10
Paul L. Perito	1,000,000	$1.69	7/1/09
David M. Dean	350,000	$4.00	10/6/10
Sheldon L. Bogaz	250,000	$4.00	10/5/10
Robert E. Pokusa	50,000	$1.47	3/30/11
	200,000	$1.12	5/31/12

Option Exercises and Stock Vested

None of our Named Executive Officers exercised any stock options during the year ended December 31, 2006. As a result, we have not included a table setting forth such exercises.

Compensation Committee Interlocks and Insider Participation

In 2006, there were no interlocking relationships existing between the Company’s Board of Directors and compensation committee of any other company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with Related Persons

The Company has entered into a license agreement (the “License Agreement”) as the licensee with Regent Court Technologies, LLC, (“Regent Court”) of which Jonnie R. Williams, the Company’s Chief Executive Officer, and Francis E. O’Donnell, Jr., M.D., the beneficiary of the O’Donnell Trust, the Company’s second largest shareholder (after Mr. Williams), are the owners. The License Agreement provides, among other things, for the grant of an exclusive, world-wide, irrevocable license to the Company, with the right to grant sublicenses, to make, use, and sell tobacco and products containing tobacco under the licensor’s patent rights and know-how relating to the processes for curing tobacco so as to significantly prevent the formation of certain toxic carcinogens present in tobacco and tobacco smoke, namely the TSNAs, and to develop products containing such tobacco, whether such patent rights and know-how are now in existence or hereinafter developed. The Company is obligated to pay to Regent Court a royalty of 2% on all net sales of products by it and any affiliated sublicensees, and 6% on all fees and royalties received by it from unaffiliated sublicensees, less any related research and development costs incurred by the Company. The License Agreement expires with the expiration of the last of any applicable patents. Twelve United States patents have been issued, and additional patents have been issued or are pending in approximately 80 foreign jurisdictions. To date, the Company has paid no royalties under the License Agreement. The License Agreement may be terminated by the Company upon 30 days written notice or by Regent Court if there is a default in paying royalties or a material breach by the Company or the purchase of Star Scientific’s stock or assets.

Mr. Williams and Dr. O’Donnell have in the past jointly owned an airplane and currently are the principals in a company, Starwood Industries, LLC, (“Starwood”) that acquired an airplane in 2002. The Company has utilized the airplane for business travel throughout the United States and to Mexico to client, vendor, and scientific or technical consultant locations that are not near or easily accessible to airports with regularly scheduled or frequent commercial airline services. In late 2002, the Company entered into an agreement with Starwood under which it agreed to pay $2,100 per hour for use of the aircraft up to a maximum amount in any month equal to Starwood’s total monthly payment for the aircraft. The agreement with Starwood Industries was amended in December 2005 to increase the hourly rate for use of the aircraft to $3,150 to take into account increases in costs and rental rates since 2002. Prior to this arrangement with Starwood in 2002 the Company made direct payments for expenses incurred to various arms-length vendors with respect to utilization of the airplane. Payments made by the Company to Starwood (or Messrs. Williams and O’Donnell as predecessors-in-interest to the airplane) with respect to aircraft expenses were $554,184 in 2006, $412,060 in 2005, $501,008 in 2004, $820,307 in 2003, and $656,310 in 2002 and were billed at cost.

Director Independence

The standards relied upon by the Board of Directors in affirmatively determining whether a director is “independent” in compliance with the rules of The NASDAQ Global Market are the standards set forth in the NASDAQ Marketplace Rules. In addition, no director will qualify as “independent” unless the Board affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with us).

The Board of Directors, in applying the above-referenced standards, has affirmatively determined that our current “independent” directors are: Christopher C. Chapman, Jr., M.D., Neil Chayet, Marc D. Oken, Leo S. Tonkin, and Alan Weichselbaum. As part of the Board of Directors’ process in making such determination, each such director has provided responses to questionnaires confirming that (a) all of the above-cited objective criteria for independence are satisfied and (b) he has no other “material relationship” with us that could interfere with his ability to exercise independent judgment.

In addition to the transactions, relationships and arrangements described under the heading “Transactions with Related Persons,” in determining that the directors above are “independent, “ the Board of Directors considered the relationship described below:

On October 11, 2005, the Board of Directors elected David C. Vorhoff as a new director. Mr. Vorhoff is a co-founding Partner and President of McColl Partners, LLC, an investment banking firm that performed services for the Company in 2002 and 2003 in connection with a proposed transaction that was not consummated by the Company. In consideration for these services the Company paid McColl Partners an aggregate amount of $291,491, including a final payment of $68,631 in 2004. The payment of $68,631 in 2004 included a reimbursement of $57,502 for McColl Partners’ retention of outside counsel to assist in the Company’s proposed transaction described above. Additionally, in 2002 the Company issued to McColl Partners a warrant to acquire 200,000 shares of the Company’s common stock. In September 2007, Mr. Vorhoff resigned from the Company’s Board of Directors after two years of service to accommodate his expanded duties and obligations as President of the investment banking firm, McColl Partners.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Securities Exchange Act of 1934, as amended, requires directors and executive officers and persons, if any, owning more than ten percent of a class of the Company’s equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company’s equity and equity derivative securities. Based solely upon a review of the copies of such reports and written representations from reporting persons, we believe that all Section 16(a) filing requirements applicable to our officers, directors, and greater than ten percent stockholders were complied with on a timely basis for the year ended December 31, 2006, except as follows. Due to administrative error by the Company, grants of stock options for 50,000 shares of our Common Stock to directors Carmen and Chapman on September 22, 2006, pursuant to the 2000 Equity Incentive Plan, were not timely reported. These grants were reported on September 29, 2006.

PROPOSAL 2:

APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION—INCREASE OF AUTHORIZED SHARES

The Board of Directors has determined that it is in the Company’s best interest and in the best interest of the Company’s stockholders to further amend the Company’s Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to increase the total number of authorized shares of Common Stock from 100,000,000 shares to 135,000,000 shares. The Board of Directors unanimously approved the proposed amendment to the Certificate of Incorporation, in substantially the form attached hereto as Appendix D (the “Amendment”), declared it to be advisable and hereby seeks the approval of the Amendment by the Company’s stockholders.

If the Amendment is approved by the Company’s stockholders, the Amendment will become effective upon the filing of a certificate of amendment with the Delaware Secretary of State, which filing is expected to occur promptly after the Annual Meeting.

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the Amendment.

The Board of Directors recommends that the stockholders vote “FOR” the Amendment.

Purpose of the Amendment

The purpose of the Amendment is to increase the total number of authorized shares of Common Stock from 100,000,000 shares to 135,000,000 shares. Of the Company’s 100,000,000 authorized shares of common stock, 81,487,715 shares were outstanding as of November 2, 2007, and after taking into account shares underlying outstanding stock options and the reservation of shares for issuance under our equity–based compensation plans, approximately 5,700,000 of the 100,000,000 shares authorized in the Company’s Certificate of Incorporation remain available for issuance.

The Board of Directors believes the Amendment is advisable in order to maintain our financing and capital raising flexibility and to generally maintain our flexibility in today’s competitive and fast–changing environment. Other possible business and financial uses for the additional shares of Common Stock include, without limitation, future stock splits, acquiring other companies, businesses or products in exchange for shares of Common Stock, attracting and retaining employees by the issuance of additional securities under the Company’s various equity compensation plans and other transactions and corporate purposes that the Board of Directors deems are in the Company’s best interest. The additional authorized shares would enable the Company to act quickly in response to opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining further stockholder approval and holding a special stockholders’ meeting before such issuance(s) could proceed, except as provided under Delaware law or under the rules applicable to the NASDAQ Global Market. Other than issuances pursuant to employee benefit plans and currently outstanding warrants, as of the date of this Proxy Statement the Company has no arrangements or understandings regarding the additional shares that would be authorized pursuant to this proposal. However, the Company reviews and evaluates potential capital raising activities, transactions and other corporate actions on an on-going basis to determine if such actions would be in the best interests of the Company and its stockholders.

Possible Effects of the Amendment

Upon issuance, the additional shares of authorized Common Stock would have rights identical to the currently outstanding shares of Common Stock. Adoption of the Amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. As is true for shares presently authorized but unissued, the future issuance of Common Stock authorized by the Amendment may, among other things, decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the voting rights of existing stockholders and have a negative effect on the market price of the Common Stock. Current stockholders have no preemptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of Common Stock in order to maintain their proportionate ownership thereof.

The Company has not proposed the increase in the number of authorized shares of Common Stock with the intention of using the additional authorized shares for anti-takeover purposes, but the Company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board of Directors could sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. Although this proposal to increase the authorized number of shares of Common Stock has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to oppose changes in control of the Company and perpetuate the Company’s management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

The Company could also use the additional shares of Common Stock for potential strategic transactions including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments, although the Company has no immediate plans to do so. The Company cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect the Company’s business or the trading price of the Common Stock. Any such transactions may require the Company to incur non-recurring or other charges and may pose significant integration challenges and/or management and business disruptions, any of which could materially and adversely affect the Company’s business and financial results.

PROPOSAL 3:

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

Subject to stockholder ratification, the Audit Committee has appointed the firm of Aidman, Piser & Company, P. A. (“Aidman, Piser”) as the Company’s independent auditor to audit the Company’s financial statements for 2007. Although ratification is not required by law, the Board of Directors believes that stockholders should be given the opportunity to express their view on the subject. While not binding on the Audit Committee, if the stockholders do not ratify this appointment, the appointment will be reconsidered by the Audit Committee. Representatives of Aidman, Piser are expected to be present at the Annual Meeting, at which time they will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of Aidman, Piser as the Company’s independent auditor.

The Board of Directors recommends you vote “FOR” ratification of Aidman, Piser & Company, P.A. as the Company’s independent auditor.

Fees Paid to Aidman, Piser

The following table sets forth the aggregate fees and expenses billed to us by Aidman, Piser for the fiscal years ended December 31, 2005, and December 31, 2006:

	2005	2006
Audit Fees	$382,454	$415,500
Tax Fees	92,869	61,351

Total	$475,323	$476,851

The fees listed above under “Audit Fees” are fees billed for professional services for the audits of the Company’s annual consolidated financial statements, management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, the reviews of the interim financial statements included in the Company’s periodic reports filed during the fiscal years ended December 31, 2005 and 2006, and other required Securities Act filings.

The fees listed above under “Tax Fees” are fees billed for services in connection with tax compliance, tax advice and tax planning, including services in connection with the Company’s submission of a private letter ruling request to the IRS relating to the deductibility of funds placed in escrow by the Company pursuant to the tobacco Master Settlement Agreement.

There were no other fees billed by Aidman, Piser relating to any other services, and no other audit related fees.

The Audit Committee has determined that the provision of non-audit services to us by Aidman, Piser is compatible with maintaining its independence. The Audit Committee maintains policies and procedures for the pre-approval of work performed by the independent auditors in that, under the Audit Committee charter, all auditor engagements must be approved in advance by the Audit Committee. All of the services provided to the Company by Aidman, Piser during 2006 were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT

In accordance with a written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company’s financial reporting processes. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380).

In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, and has discussed with the independent auditors the auditors’ independence from the Company and its management. In addition, the Audit Committee has considered whether the provision of the non-audit related services, as disclosed in Proposal 3, is compatible with maintaining their independence.

The Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s accounting principles.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the audited financial statements of the Company for the year ended December 31, 2006, in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, as amended, filed with the Securities and Exchange Commission on March 16, 2007. The Audit Committee also recommended to the Board of Directors, subject to stockholder ratification, the selection of Aidman, Piser & Company, P.A. as the Company’s independent accountants to audit the Company’s financial statements for 2007, and the Board of Directors concurred in its recommendation.

Members of the Audit Committee

Marc D. Oken, Chair

Leo S. Tonkin, Esquire

Alan Weichselbaum

Christopher C. Chapman, Jr., M.D.

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 (together, the “Acts”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

PROPOSALS BY OUR STOCKHOLDERS

Stockholder proposals intended for inclusion in next year’s proxy statement under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), should be sent to our principal executive offices and must be received not less than 120 calendar days prior to November 14, 2008. Accordingly, stockholder proposals must be received no later than July 9, 2008. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Rule 14a-5(e) promulgated under the Exchange Act additionally provides that stockholders desiring to nominate a director or bring any other business before the stockholders at an annual meeting must notify our Secretary of this proposal in writing at least 45 days prior to the anniversary of the date on which we mailed our proxy materials for the prior year’s annual meeting of stockholders. Accordingly, for our 2008 annual meeting, any notification must be made no later than September 22, 2008. If during the prior year we did not hold an annual meeting, or if the date of the meeting has changed more than 30 days from the prior year, then notice must be received a reasonable time before we mail our proxy materials for the current year. The stockholder must be a stockholder of record both at the time of giving notice and at the time of the annual meeting. The fact that the Company may not insist upon compliance with these requirements should not be construed as a waiver of our right to do so at any time in the future.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information filing requirements of the Securities Exchange Act of 1934 and, in accordance with the Exchange Act, file certain reports and other information with the SEC relating to our business, financial condition and other matters. You may read and copy any reports, statements or other information that the Company filed with the SEC at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549.

Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Copies of these materials can be obtained, upon payment of the SEC’s customary charges, by writing to the SEC’s principal office at 100 F Street, NE, Washington, D.C. 20549. The SEC also maintains a website at http://www.sec.gov that contains reports, proxy statements and other information.

Any person from whom proxies for the meeting are solicited may obtain, if not already received, from the Company, without charge, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, as amended, by written request addressed to Star Scientific, Inc., 16 South Market Street, Petersburg, Virginia 23803, Attention: Investor Relations Department. The Annual Report on Form 10-K, as amended, is not soliciting material and is not incorporated in this document by reference.

In order to obtain any documents you request from the Company in time for the Annual Meeting, you must request the documents from the Company by Friday, December 7, 2007, which is five business days prior to the date of the annual meeting.

You should rely only on the information contained in this document to vote your shares of common stock at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated November 14, 2007. You should not assume that the information contained in this document is accurate as of any date other than that date, and the mailing of this document to stockholders does not create any implication to the contrary. This document does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such solicitation in that jurisdiction.

APPENDIX A

AUDIT COMMITTEE CHARTER

of the Audit Committee

of Star Scientific, Inc.

This Audit Committee Charter was adopted by the Board of Directors (the “Board”) of Star Scientific, Inc. (the “Company”) on August 25, 2004.

I. Purpose

The purpose of the Audit Committee (the “Committee”) is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

Notwithstanding the foregoing, the Committee’s responsibilities are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent auditor is responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles and reviewing the Company’s quarterly financial statements. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the Company’s internal auditor (or others responsible for the internal audit function, including contracted non-employee or audit or accounting firms engaged to provide internal audit services) (the “internal auditor”) and the Company’s independent auditor) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

Further, auditing literature, particularly Statement of Accounting Standards No. 71, defines the term “review” to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term “review” as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II. Membership

The Committee shall consist of at least three members of the Board; provided, that if at any time there is a vacancy on the Committee and the remaining members meet all membership requirements, then the Committee may consist of two members until the earlier of the Company’s next annual stockholders meeting or one year from the occurrence of the vacancy. Each Committee member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. However, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, either at least one member of the Committee shall be an “audit committee financial expert” within the definition adopted by the Securities and Exchange Commission (the “SEC”) or the Company shall disclose in its periodic reports required pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) the reasons why at least one member of the Committee is not an “audit committee financial expert.” Each Committee member shall satisfy the independence requirements of the Nasdaq Stock Market and Rule 10A-3(b)(1) under the Exchange Act; provided, that if a member of the Committee ceases to be independent for reasons outside the member’s reasonable control, then the member may remain on the Committee until the earlier of the Company’s next annual stockholders’ meeting or one year from the occurrence of the event that caused the member to cease to be independent.

The members of the Committee, including the Chair of the Committee, shall be appointed by the Board on the recommendation of the Nominating Committee. Committee members may be removed from the Committee, with or without cause, by the Board.

III. Meetings and Procedures

The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee.

The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management, with the internal auditor and with the independent auditor.

All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, representatives of the independent auditor, the internal auditor, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services, for payment of compensation to any advisors employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

The Chair shall report to the Board regarding the activities and proceedings of the Committee at appropriate times and as otherwise requested by the Chairman of the Board.

IV. Powers and Responsibilities

Interaction with the Independent Auditor

1. Appointment and Oversight. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

2. Pre-Approval of Services. Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee’s responsibilities under the Exchange Act to the Company’s management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

3. Independence of Independent Auditor. The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel that are providing audit services to the Company. In conducting its review:

(i) The Committee shall obtain and review a report prepared by the independent auditor describing (a) the auditing firm’s internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

(ii) The Committee shall ensure that the independent auditor prepare and deliver, at least annually, a written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence.

(iii) The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

(v) The Committee shall, if applicable, consider whether the independent auditor’s provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

Annual Financial Statements and Annual Audit

4. Meetings with Management, the Independent Auditor and the Internal Auditor.

(i) The Committee shall meet with management, the independent auditor and the internal auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

(ii) The Committee shall review and discuss with management and the independent auditor: (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (B) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

(iii) The Committee shall review and discuss the annual audited financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

5. Separate Meetings with the Independent Auditor.

(i) The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters. Among the items that the Committee should consider reviewing with the Independent Auditor are: (A) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); (B) any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and (C) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company. The Committee shall obtain from the independent auditor assurances that Section 10A(b) of the Exchange Act has not been implicated.

(ii) The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor’s engagement letter, independent auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

(iii) The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect.

6. Recommendation to Include Financial Statements in Annual Report. The Committee shall, based on the review and discussions in paragraphs 4(iii) and 5(iii) above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(ii) above, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

Quarterly Financial Statements

7. Meetings with Management and the Independent Auditor. The Committee shall review and discuss the quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Other Powers and Responsibilities

8. The Committee shall review all related party transactions on an ongoing basis and all such transactions must be approved by the Committee.

9. The Committee shall discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s financial statements, financial reporting process, accounting policies or internal audit function.

10. The Committee shall discuss with the Company’s General Counsel or outside counsel any legal matters brought to the Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements.

11. The Committee shall discuss with management the Company’s policies with respect to risk assessment and risk management. The Committee shall discuss with management the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

12. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

13. The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 306 of Reg. S-K, for inclusion in each of the Company’s annual proxy statements.

14. The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, the performance of the Company’s internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.

15. The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee’s compliance with this Charter.

16. The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

APPENDIX B

AMENDED AND RESTATED

COMPENSATION COMMITTEE CHARTER

of the Compensation Committee

of Star Scientific, Inc.

This Amended and Restated Compensation Committee Charter was adopted by the Board of Directors (the “Board”) of Star Scientific, Inc. (the “Company”) on April 23, 2007.

I.	Purpose

The purpose of the Compensation Committee (the “Committee”) of the Board of the Company is (1) to discharge the Board’s responsibilities relating to compensation of the Company’s executives, including by designing (in consultation with management or the Board), recommending to the Board for approval, and evaluating the compensation plans, policies and programs of the Company and (2) to produce an annual report on executive compensation for inclusion in the Company’s proxy materials in accordance with applicable rules and regulations. The Committee shall ensure that compensation programs are designed to encourage high performance, promote accountability and assure that employee interests are aligned with the interests of the Company’s stockholders.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

II.	Membership

The Committee shall be composed of at least three directors as determined by the Board, none of whom shall be an employee of the Company and each of whom shall (1) satisfy the independence requirements of the Nasdaq Stock Market, (2) be a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (3) be an “outside director” under the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The members of the Committee, including the Chair of the Committee, shall be appointed by the Board on the recommendation of the Nominating Committee. Committee members may be removed from the Committee, with or without cause, by the Board. Any action duly taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership provided herein.

III.	Meetings and Procedures

The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee.

The Committee shall meet at least two times per year and more frequently as the Committee deems necessary or desirable.

All non-management directors who are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, representatives of the independent auditor, the internal auditor, any other financial personnel employed or retained by the Company or any other person whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Chief Executive Officer may not be present during voting or deliberations concerning his or her compensation, and the Committee may exclude from its meetings any persons it deems appropriate, including but not limited to, any non-management director who is not a member of the Committee.

The Committee shall have the sole authority, as it deems appropriate, to retain and/or replace, as needed, any independent counsel, compensation and benefits consultants and other outside experts or advisors as the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee in its sole discretion, for payment of compensation to any such persons retained by the Committee.

The Chair shall report to the Board following meetings of the Committee as necessary and as otherwise requested by the Chairman of the Board.

IV.	Duties and Responsibilities

1. The Committee shall, at least annually, review the compensation philosophy of the Company.

2. The Committee shall, at least annually, review and approve corporate goals and objectives relating to the compensation of the chief executive officer and evaluate the performance of the chief executive officer in light of those goals and objectives, and, based on such evaluation, the Committee shall recommend to the independent directors of the Board the compensation of the chief executive officer for such independent directors consideration and approval.

3. The Committee shall, at least annually, review and recommend to the independent directors of the Board for consideration and approval all compensation for all other officers (as such term is defined in Rule 16a-1, promulgated under the Exchange Act), directors and all other employees of the Company or its subsidiaries with a base salary greater than or equal to $150,000.

4. The Committee shall manage and periodically review all annual bonus, long-term incentive compensation, stock option, employee pension and welfare benefit plans (including, but not limited to, the 1998 Stock Option Plan, 2000 Equity Incentive Plan and 2000 Performance Bonus Plan, each as subsequently amended and/or restated), and with respect to each plan shall have responsibility for:

(i) general administration;

(ii) setting performance targets under all annual bonus and long-term incentive compensation plans as appropriate and committing to writing any and all performance targets for all executive officers who may be “covered employees” under Section 162(m) of the Code within the first 90 days of the performance period to which such target relates or, if shorter, within the period provided by Section 162(m) of the Code in order for such target to be “pre-established” within the meaning of Section 162(m);

(iii) certifying that any and all performance targets used for any performance- based equity compensation plans have been met before payment of any executive bonus or compensation or exercise of any executive award granted under any such plan(s);

(iv) approving all amendments to, and terminations of, all compensation plans and any awards under such plans;

(v) granting any awards under any performance-based annual bonus, long-term incentive compensation and equity compensation plans to executive officers or current employees with the potential to become the CEO or an executive officer, including stock options and other equity rights (e.g., restricted stock, stock purchase rights);

(vi) approving which executive officers are entitled to awards under the Company’s stock option plan(s); and

(vii) repurchasing securities from terminated employees.

All plan reviews should include reviewing the plan’s administrative costs, reviewing current plan features relative to any proposed new features, and assessing the performance of the plan’s internal and external administrators if any duties have been delegated.

5. The Committee shall establish and periodically review policies concerning perquisite benefits.

6. The Committee shall periodically review the need for a Company policy regarding compensation paid to the Company’s executive officers in excess of limits deductible under Section 162(m) of the Code.

7. The Committee shall determine the Company’s policy with respect to change of control or “parachute” payments.

8. The Committee shall review executive officer and director indemnification and insurance matters.

9. The Committee shall review any employee loans in an amount equal to or greater than $75,000.

10. The Committee shall prepare and approve the Compensation Committee report to be included as part of the Company’s annual proxy statement.

11. The Committee shall evaluate its own performance on an annual basis, including its compliance with this Charter, and provide any written material with respect to such evaluation to the Board, including any recommendations for changes in procedures or policies governing the Committee. The Committee shall conduct such evaluation and review in such manner as it deems appropriate.

12. The Committee shall review and reassess this Charter at least annually and submit any recommended changes to the Board for its consideration.

V.	Delegation of Duties

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee, except that it shall not delegate its responsibilities set forth in paragraphs 3 and 5 of Section IV above or for any matters that involve executive compensation or any matters where it has determined such compensation is intended to comply with Section 162(m) of the Code by virtue of being approved by a Committee of “outside directors” or is intended to be exempt from Section 16(b) under the Exchange Act pursuant to Rule 16b-3 by virtue of being approved by a committee of “non-employee directors.”

APPENDIX C

NOMINATING COMMITTEE CHARTER

of the Nominating Committee

of Star Scientific, Inc.

This Nominating Committee Charter was adopted by the Board of Directors (the “Board”) of Star Scientific, Inc. (the “Company”) on August 25, 2004.

I. Purpose

The purpose of the Nominating Committee (the “Committee”) of the Board is to assist the Board in discharging the Board’s responsibilities regarding:

(a) the identification of qualified candidates to become Board members;

(b) the selection of nominees for election as directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected);

(c) the selection of candidates to fill any vacancies on the Board; and

(d) oversight of the evaluation of the Board.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

II. Membership

The Committee shall be composed of two or more directors, as determined by the Board, each of whom (a) satisfies the independence requirements of the NASDAQ, and (b) has experience, in the business judgment of the Board, that would be helpful in addressing the matters delegated to the Committee.

The members of the Committee, including the Chair of the Committee, shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board. Any action duly taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership provided herein.

III. Meetings and Procedures

The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with the provisions of the Company’s bylaws that are applicable to the Committee.

The Committee shall meet on a regularly scheduled basis at least one time per year and more frequently as the Committee deems necessary or desirable.

All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its

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meetings members of the Company’s management, or any other person whose presence the Committee believes to be desirable and appropriate. Notwithstanding the foregoing, the Committee may exclude from its meetings any person it deems appropriate, including but not limited to, any non-management director that is not a member of the Committee.

The Chair shall report to the Board regarding the activities and proceedings of the Committee at appropriate times and as otherwise requested by the Chairman of the Board.

IV. Duties and Responsibilities

1. (a) At an appropriate time prior to each annual meeting of stockholders at which directors are to be elected or reelected, the Committee shall recommend to the Board for nomination by the Board such candidates as the Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

(b) At an appropriate time after a vacancy arises on the Board or a director advises the Board of his or her intention to resign, the Committee shall recommend to the Board for appointment by the Board to fill such vacancy, such prospective member of the Board as the Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

(c) For purposes of (a) and (b) above, the Committee may consider the following criteria, among others the Committee shall deem appropriate, in recommending candidates for election to the Board:

(i) personal and professional integrity, ethics and values;

(ii) experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly traded company in today’s business environment;

(iii) experience in the Company’s industry and with relevant social policy concerns;

(iv) experience as a board member of another publicly held company;

(v) academic expertise in an area of the Company’s operations; and

(vi) practical and mature business judgment, including ability to make independent analytical inquiries.

2. The Committee shall, at least annually, review the performance of each current director and shall consider the results of such evaluation when determining whether or not to recommend the nomination of such director for an additional term.

3. The Committee shall consider, develop and recommend to the Board such policies and procedures with respect to the nomination of directors or other corporate governance matters as may be required or required to be disclosed pursuant to any rules promulgated by the Securities and Exchange Commission or otherwise considered to be desirable and appropriate in the discretion of the Committee.

4. The Committee shall evaluate its own performance on an annual basis, including its compliance with this Charter, and provide the Board with any recommendations for changes in procedures or policies governing the Committee. The Committee shall conduct such evaluation and review in such manner as it deems appropriate.

5. The Committee shall periodically report to the Board on its findings and actions.

6. The Committee shall review and reassess this Charter at least annually and submit any recommended changes to the Board for its consideration.

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APPENDIX D

FOURTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

STAR SCIENTIFIC, INC.

(formerly Eye Technology, Inc.)

The undersigned, a natural person, for the purpose of amending and restating, the Certificate of Incorporation of Star Scientific, Inc., as originally filed on June 24, 1985, and as amended and restated on May 19, 1992 and on September 21, 2001, under the provisions and subject to the requirements of the laws of the State of Delaware, particularly Chapter 1, Title 8, of the Delaware Code and the acts amendatory thereof and supplemental thereto and known, identified and, referred to as the “General Corporation Law of the State of Delaware,” and sections 242 and 245 thereof, hereby certifies that:

FIRST: The name of the corporation (hereinafter called the “Corporation”), is

STAR SCIENTIFIC, INC.

SECOND: The address, including street, number, city, and county, of this registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington County, of New Castle and the name of the registered agent of the Corporation in the State of Delaware at such address is Corporation Service Company.

THIRD: The nature of the business and of the purposes to be conducted and promoted by the Corporation are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The total number of shares of stock which the Corporation has the authority to issue is 135,000,000 shares of Common Stock having a par value of one thousandth of one cent ($0.0001) per share (hereinafter called “Common Stock”) and One Hundred Thousand (100,000) shares of Preferred Stock having a par value of one thousandth of one cent ($0.0001) per share (hereafter called “Preferred Stock”), making a total of 135,100,000 shares of stock.

Common Stock. The shares of authorized Common Stock of the Corporation shall be identical in all respects and shall have equal rights and privileges. Each share of Common Stock shall entitle the holder thereof to one vote.

Preferred Stock. The Board of Directors shall have authority to issue the shares of Preferred Stock from time to time on such terms it may determine, and to divide the Preferred Stock into one or more classes or series and in connection with the creation of any such class or series to fix by resolution or resolutions providing for the issue of shares thereof, the designation, preferences, powers and relative participating optional, or other special rights of such class or series, and the qualifications, limitations, or restrictions thereof, to the full extent now or hereafter permitted by law. A copy of such resolution shall be set forth in a Certificate made, executed, acknowledged, filed and recorded in the manner required by the laws of the State of Delaware in order to make the same effective.

FIFTH: The name and the mailing address of the incorporator are as follows:

Name	Mailing Address
R. G. Dickerson	229 South State Street, Dover, Delaware

SIXTH: The Corporation is to have perpetual existence.

SEVENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdictions within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 9 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

EIGHTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders, or any class thereto as the case may be, it is further provided:

1. Number, election and term. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The phrase “whole Board” and the phrase “total number of directors” shall be deemed to have the same meaning, to with the total number of directors which the Corporation would have if there were no vacancies. No election of directors need to be by written ballot. The number of directors of the Corporation shall be fixed from time to time by or pursuant to the By-Laws of the Corporation.

2. Newly created directorships and vacancies. Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from, death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office until the next annual meeting of the stockholders of the Corporation and until such director’s successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

3. Removal. Any director or the entire board of directors may be removed from office, with or without cause, only by the affirmative vote of the holders of a majority of the shares of stock then entitled to vote generally in the election of directors, voting together as a single class.

NINTH: The Board of Directors shall have power to make, alter, amend and repeal the By-Laws of the Corporation. Any By-Law made by the directors under the powers conferred hereby may be altered, amended or repealed by the directors or by the stockholders.

TENTH:

1. The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said action, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and inure to the benefit of the heirs, executors and administrators of such a person.

2. No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii), pursuant to Section 174 of the Delaware General Corporation Law, or (iv) for any transaction which the director derived an improper personal benefit. No amendment to or repeal of this Article TENTH apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

ELEVENTH: The Corporation shall not be governed by or be subject to the provisions contained in Delaware General Corporation Law Section 203-Business Combinations with Interested Stockholders, as amended from time to time.

TWELFTH: From time to time any of the provisions of this Restated Certificate of Incorporation may be amended, altered or repealed and other provisions authorized by the laws of the State Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Restated Certificate of Incorporation are granted subject to the provisions of this Article TWELFTH.

IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed this certificate as of the 14th day of December, 2007.

Star Scientific, Inc.

Name:	Paul L. Perito
Title:	President and Chief Operating Officer

STAR SCIENTIFIC, INC.

STAR SCIENTIFIC, INC.                                                                  Proxy

2007 ANNUAL MEETING OF STOCKHOLDERS

This proxy is solicited by the Board of Directors for the Annual Meeting of

Stockholders on December 14, 2007, 10:00 A.M.

The undersigned stockholder of Star Scientific, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Park A. Dodd, Paul L. Perito, and Jonnie R. Williams, and each of them, as proxies (the “Proxy Holders”) for the undersigned, with full power of substitution in each, to attend the annual meeting of stockholders of the Company to be held at the law firm of Latham & Watkins LLP, located at 555 Eleventh Street, NW, Washington D.C. 20004, on Friday, December 14, 2007, at 10:00 a.m., Eastern Standard Time, and any adjournment, continuation or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the annual meeting with all powers possessed by the undersigned if personally present at the annual meeting.

When properly executed, this Proxy will be voted in the manner directed herein by the undersigned stockholder(s). If this Proxy is executed, but no direction is given, this Proxy will be voted FOR the proposals set forth on the reverse side hereof. Stockholders who plan to attend the annual meeting may revoke their proxy by attending and casting their vote at the annual meeting in person.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of 2007 Annual Meeting of Stockholders and the proxy statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given with respect to such meeting.

(Continued and to be signed on other side.)

You Must Detach This Portion of the Proxy Card Before Returning it in the Enclosed Envelope

ò Please detach here ò

The Board of Directors Recommends a Vote “FOR” the Proposals set forth in the paragraphs below. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no instruction is indicated, such proxy will be voted “FOR” the proposals.

1. ELECTION OF DIRECTORS To serve one-year terms:	01 Christopher C. Chapman 04 Paul L. Perito 07 Jonnie R. Williams	02 Neil L. Chayet 05 Leo S. Tonkin	03 Mark D. Oken 06 Alan Weichselbaum	☐ Vote FOR all nominees	☐ Vote WITHHELD from all nominees

(INSTRUCTION: To withhold authority to vote for any individual nominee, place an X in the box marked “FOR ALL NOMINEES” and write the number(s) of the nominee(s) in the box provided to the right.)

2. APPROVAL OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION	☐ For	☐ Against	☐ Abstain

3. RATIFICATION OF AIDMAN, PISER & COMPANY, P.A. AS INDEPENDENT AUDITORS FOR 2007.	☐ For	☐ Against	☐ Abstain

THESE PROPOSALS ARE FULLY EXPLAINED IN THE ENCLOSED NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT. TO VOTE YOUR PROXY PLEASE MARK BY PLACING AN “X” IN THE APPROPRIATE BOX, SIGN AND DATE THE PROXY.

I will attend the annual meeting. ☐ Address change? Mark Box ☐ Indicate changes below:	Dated: , 2007.

Signature(s) in Box

PLEASE SIGN name exactly as shown on reverse. Where there is more than one holder, each should sign. When signing as an attorney, administrator, executor, guardian or trustee or in another representative capacity, please add your title as such. If executed by a corporation or partnership, the proxy should be executed in the full corporate or partnership name and signed by a duly authorized person, stating his or her title or authority.